UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21400
Eaton Vance Tax-Advantaged Dividend Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
August 31
Date of Fiscal Year End
August 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report August 31, 2009

1040
Filing Status
Exemptions

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA
Co-Portfolio Manager

Martha Locke
Co-Portfolio Manager

Thomas H. Luster, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	Global equity markets were divided during the year ending August 31, 2009. Steep declines in the first half of the fiscal year were followed by a significant rally in the second half. The six-month period from September 2008 through February 2009 was one of the toughest ever in modern financial history. Equity markets collapsed in the fall of 2008 as a series of events on Wall Street caused a credit freeze that encompassed both Wall Street securities firms and commercial banks. These events greatly unsettled investors, and the economy plunged into a deeper recession. The Federal Reserve (the Fed) responded to the crises with several new lending programs to ease the credit crisis, and it cut interest rates dramatically to a range of 0.0% to 0.25% from 2.00% as of August 31, 2008.
•	The second half of the fiscal year was a healing period for equity markets. Stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by economic and credit market improvements. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a wide range of government-sponsored stimulus programs. After six consecutive quarters of negative performance, stocks generated strong returns between February 28, 2009 and August 31, 2009. For the fiscal year, the Russell 1000 Value Index (the Index) declined by 20.27%.[1] Much, but not all, of the steep losses incurred in the first half of the year were gained back in the second half.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange under the symbol “EVT.” For the year ending August 31, 2009, the Fund’s return at NAV underperformed the Index and the average return of the Lipper Value Funds Classification.

•	The Fund’s common stock investments slightly lagged the Index, and its preferred stock holdings outperformed the BofA Merrill Lynch Fixed Rate Preferred Securities Index. However, the Fund’s leverage, which has helped performance during rising market conditions in the past, detracted from the Fund’s returns for the year.

•	At the end of the year, the Fund had approximately 70% of total investments invested in common stocks and approximately 25% of total investments invested in preferred stocks. The Fund had significant weightings in higher-yielding sectors, including financials, energy and utilities. In addition, the Fund maintained a diversified stock portfolio across a broad range of other industry sectors.

Total Return Performance 8/31/08 – 8/31/09

NYSE Symbol	EVT

At Net Asset Value (NAV)[2]	-28.38%
At Market Price[2]	-24.81

Russell 1000 Value Index[1]	-20.27
BofA Merrill Lynch Fixed Rate Preferred Securities Index[1]	-13.56
Lipper Value Funds (Closed-End) Average at NAV[1]	-26.83

Premium/(Discount) to NAV (8/31/09)	-9.14%
Total Distributions per share	$1.470
Distribution Rate[3] At NAV	8.42%
At Market Price	9.27%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Unlike the Fund, an Index’s return does not reflect the effect of leverage. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Performance results reflect the effects of leverage.

[3]	The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	As of August 31, 2009, the Fund had leverage in the amount of 23% of the Fund’s total assets. The Fund employs leverage through debt financing. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Fund’s leverage rises and falls with changes in short-term interest rates.[1]

•	Among the Fund’s common stock holdings, the financials, energy and telecommunication services sectors detracted from performance relative to the Index. The Fund’s common stock investments were significantly underweighted in the financials sector, which helped relative performance in the first half but hurt significantly in the second half when financial stocks rallied from oversold levels. In energy, holdings in the oil and gas industry lagged similar holdings in the Index, while in telecommunication services, the Fund’s holdings of diversified telecommunications companies detracted.

•	On the positive side, several of the Fund’s industry sectors outperformed those in the Index. The top-contributing sectors were health care, materials and industrials. The Fund’s selections in the pharmaceuticals industry outperformed those in the Index as did stocks of health care providers. In the materials sector, the Fund’s holdings of construction materials stocks strongly outperformed, while in the industrials sector, industrial conglomerates performed much better than those in the Index.

•	As of August 31, 2009, the Fund had approximately 25% of total investments in preferred stocks—primarily in the financials sector. During the past year, asset write-downs related to residential and commercial real estate prices called into question the solvency of many large global financial institutions. However, the U.S. policy response to the credit-led economic crisis appears to have stabilized the economy, recapi-talized the largest banks and improved liquidity in the investment markets. As a result, preferred stocks have rallied strongly over the past six months, reversing much of the negative performance that occurred in the early stages of the crisis. While preferred stock prices were generally down for the past 12 months, the Fund’s preferred stock returns were positive, driven by our focus on large U.S. financial institutions that benefited from Troubled Asset Relief Program (TARP) investments and other government programs designed to stabilize the banking system.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
•	Based on the Fund’s objective of providing a high level of after-tax total return, which consists primarily of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securities that generated a relatively high level of qualified dividend income (QDI) during the year.

•	Beginning with the January 2009 distribution, the Fund’s monthly distribution rate was reduced from $0.1524 to $0.1075. The adjustment to the Fund’s monthly distribution rate primarily reflects the reduced amount of dividend income the Fund expects to receive due to the impact of the ongoing financial crisis on corporate dividend rates. It also reflects, to a lesser extent, the increased costs of implementing the Fund’s dividend capture trading strategy, which can expose the Fund to increased trading costs and greater potential for capital loss or gain. Since its inception, the Fund increased its monthly distribution rate six times and made two special distributions. At the current distribution level, the Fund’s monthly distribution equates to the same level at the Fund’s inception date on September 30, 2003. As portfolio and market conditions change, the rate of distributions on the Fund’s shares could change.

•	All of the dividends paid by the Fund during the fiscal year ending August 31, 2009, were qualified dividends subject to federal income tax at a long-term capital gains rate (up to 15%) if certain holding period and other requirements have been met by receiving shareholders.

•	As always, we thank you for your continued confidence and participation in the Fund.

[1]	In the event of a rise in long-term interest rates due to market conditions, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its debt financing.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009
FUND PERFORMANCE
Performance1

NYSE Symbol	EVT

Average Annual Total Returns (at share price, New York Stock Exchange)
One Year	-24.81%
Five Years	1.65
Life of Fund (9/30/03)	2.24

Average Annual Total Returns (at net asset value)
One Year	-28.38%
Five Years	1.55
Life of Fund (9/30/03)	3.91

[1]	Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top 10 Common Stock Holdings2
By total investments

Chevron Corp.	3.0%
AT&T, Inc.	3.0
Philip Morris International, Inc.	2.9
Marathon Oil Corp.	2.8
Vale SA ADR	2.6
International Business Machines Corp.	2.5
Nestle SA	2.5
ConocoPhillips	2.3
BHP Billiton, Ltd. ADR	2.1
Schering-Plough Corp.	2.0

[2]	Top 10 Common Stock Holdings represented 25.7% of the Fund’s total investments as of 8/31/09. Excludes cash equivalents.
Sector Weightings3
By total equity investments

[3]	As a percentage of the Fund’s total equity investments as of 8/31/09. Excludes cash equivalents.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks(1) — 90.2%

Security	Shares	Value

Aerospace & Defense — 1.8%

Honeywell International, Inc.	300,000	$11,028,000
Lockheed Martin Corp.	118,000	8,847,640

		$19,875,640

Communications Equipment — 0.9%

Telefonaktiebolaget LM Ericsson, Class B	1,000,000	$9,595,667

		$9,595,667

Computers & Peripherals — 3.2%

International Business Machines Corp.	304,000	$35,887,200

		$35,887,200

Construction Materials — 1.1%

Lafarge SA	150,000	$12,782,814

		$12,782,814

Diversified Telecommunication Services — 9.5%

AT&T, Inc.	1,658,750	$43,210,437
France Telecom SA	615,000	15,640,711
Hellenic Telecommunications Organization SA	48,749	749,013
Koninklijke KPN NV	350,000	5,387,013
Telefonos de Mexico SA de CV ADR	650,000	12,083,500
TeliaSonera AB	4,200,000	27,327,898
Telkom South Africa, Ltd.	379,411	2,116,199

		$106,514,771

Electric Utilities — 11.0%

E.ON AG	684,000	$28,982,258
Edison International	677,000	22,618,570
Exelon Corp.	75,000	3,751,500
Fortum Oyj	940,000	24,611,453
FPL Group, Inc.	400,000	22,472,000
Scottish and Southern Energy PLC	1,095,000	19,877,073

		$122,312,854

Electrical Equipment — 1.0%

Emerson Electric Co.	300,000	$11,061,000

		$11,061,000

Food & Staples Retailing — 0.9%

Wesfarmers, Ltd.	466,000	$9,886,181

		$9,886,181

Food Products — 4.8%

Kraft Foods, Inc., Class A	622,821	$17,656,975
Nestle SA	851,000	35,429,732

		$53,086,707

Health Care Providers & Services — 0.6%

UnitedHealth Group, Inc.	230,000	$6,440,000

		$6,440,000

Household Durables — 1.8%

Stanley Works (The)	400,000	$16,372,000
Whirlpool Corp.	50,000	3,210,500

		$19,582,500

Industrial Conglomerates — 0.7%

Siemens AG	85,000	$7,384,489

		$7,384,489

Insurance — 1.3%

Zurich Financial Services AG	67,000	$14,765,623

		$14,765,623

Metals & Mining — 6.0%

BHP Billiton, Ltd. ADR	481,000	$29,966,300
Vale SA ADR	1,950,000	37,459,500

		$67,425,800

Multi-Utilities — 5.7%

GDF Suez	265,000	$11,201,080
RWE AG	292,000	27,076,099
Sempra Energy	500,000	25,085,000

		$63,362,179

Oil, Gas & Consumable Fuels — 19.6%

BP PLC	1,060,000	$9,084,840
BP PLC ADR	515,000	26,496,750
Chevron Corp.	624,000	43,642,560
ConocoPhillips	720,000	32,421,600
ENI SpA	840,000	19,958,845

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Husky Energy, Inc.	772,000	$20,788,820
Marathon Oil Corp.	1,296,000	40,007,520
Peabody Energy Corp.	500,000	16,340,000
Total SA	185,000	10,615,243

		$219,356,178

Personal Products — 0.5%

Avon Products, Inc.	175,000	$5,577,250

		$5,577,250

Pharmaceuticals — 7.1%

Johnson & Johnson	146,000	$8,824,240
Novartis AG	425,000	19,742,574
Sanofi-Aventis SA	320,000	21,788,041
Schering-Plough Corp.	1,034,000	29,138,120

		$79,492,975

Software — 2.2%

Microsoft Corp.	1,020,000	$25,143,000

		$25,143,000

Textiles, Apparel & Luxury Goods — 1.7%

VF Corp.	275,000	$19,129,000

		$19,129,000

Tobacco — 7.4%

Altria Group, Inc.	900,000	$16,452,000
British American Tobacco PLC	815,000	24,764,009
Philip Morris International, Inc.	900,000	41,139,000

		$82,355,009

Wireless Telecommunication Services — 1.4%

Vodafone Group PLC	7,200,000	$15,579,521

		$15,579,521

Total Common Stocks
(identified cost $724,935,128)		$1,006,596,358

Preferred Stocks — 32.4%

Security	Shares	Value

Capital Markets — 0.8%

Morgan Stanley, 4.00%	500,000	$8,850,000

		$8,850,000

Commercial Banks — 11.0%

Abbey National Capital Trust I, 8.963%(2)	4,000	$3,584,364
ABN AMRO North America Capital Funding Trust, 6.968%(2)(3)	1,250	636,719
Barclays Bank PLC, 6.86%(2)(3)	3,500	2,623,670
BBVA International SA Unipersonal, 5.919%(2)	6,500	4,517,000
BNP Paribas, 7.195%(2)(3)	85	7,466,128
BNP Paribas Capital Trust, 9.003%(2)(3)	5,395	5,154,906
Credit Agricole SA/London, 6.637%(2)(3)	9,950	6,835,182
DB Capital Funding VIII, 6.375%	310,600	6,190,258
DB Contingent Capital Trust II, 6.55%	200,000	3,880,000
Den Norske Bank, 7.729%(2)(3)	16,000	14,378,560
First Tennessee Bank, 3.75%(2)(3)	2,775	1,124,742
JPMorgan Chase & Co., 7.90%(2)	19,250	18,916,359
Landsbanki Islands HF, 7.431%(2)(3)(4)	20,750	12,450
Lloyds Banking Group PLC, 6.657%(2)(3)	18,750	8,425,256
PNC Financial Services Group, Inc., Series F, 9.875%(2)	208,000	5,524,480
Royal Bank of Scotland Group PLC, 7.64%(2)	155	7,325,967
Santander Finance Unipersonal, 6.50%	380,000	8,778,000
Standard Chartered PLC, 6.409%(2)(3)	128	9,648,792
Wells Fargo & Co., 7.50%	5,240	4,467,100
Wells Fargo & Co., 7.98%(2)	4,050	3,814,549

		$123,304,482

Diversified Financial Services — 2.7%

Bank of America Corp., 6.70%	81,450	$1,624,928
Bank of America Corp., Series I, 6.625%	335,000	6,502,350
CoBank, 7.00%(3)	400,000	13,962,520
CoBank, 11.00%(3)	170,000	8,361,875

		$30,451,673

Electric Utilities — 0.5%

Dominion Resources, Inc., 8.375%	200,000	$5,300,000

		$5,300,000

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Food Products — 0.7%

Dairy Farmers of America, 7.875%(3)	73,750	$4,897,464
Ocean Spray Cranberries, Inc., 6.25%(3)	47,500	3,173,594

		$8,071,058

Insurance — 9.0%

Aegon NV, 6.375%	330,000	$4,250,400
Arch Capital Group, Ltd., Series A, 8.00%	424,500	10,264,410
Arch Capital Group, Ltd., Series B, 7.875%	60,500	1,391,500
AXA SA, 6.379%(2)(3)	2,000	1,517,190
AXA SA, 6.463%(2)(3)	18,925	14,359,798
Endurance Specialty Holdings, Ltd., 7.75%	317,500	6,699,250
ING Capital Funding Trust III, 8.439%(2)	17,075	10,236,906
ING Groep NV, 8.50%	312,674	5,174,755
PartnerRe, Ltd., 6.50%	25,000	562,250
Prudential PLC, 6.50%	21,400	17,063,589
RAM Holdings, Ltd., Series A, 7.50%(2)(3)	13,000	671,125
RenaissanceRe Holdings, Ltd., 6.08%	199,100	3,699,278
RenaissanceRe Holdings, Ltd., 6.60%	400,500	8,202,240
Zurich Regcaps Fund Trust I, 6.58%(2)(3)	6,000	4,610,625
Zurich Regcaps Fund Trust VI, 1.214%(2)(3)	16,300	11,170,594

		$99,873,910

Oil, Gas & Consumable Fuels — 1.0%

Kinder Morgan GP, Inc., 8.33%(2)(3)	12,000	$10,954,500

		$10,954,500

Real Estate Investment Trusts (REITs) — 6.7%

AMB Property Corp., 6.75%	176,000	$3,520,000
Health Care, Inc., 7.875%	170,100	4,101,111
ProLogis Trust, 6.75%	800,200	15,739,934
PS Business Parks, Inc., 7.95%	215,000	5,035,300
Public Storage, Inc., 6.85%	400,000	9,037,520
Regency Centers Corp., 7.45%	44,720	980,710
Vornado Realty Trust, 7.00%	1,600,000	36,000,000

		$74,414,575

Total Preferred Stocks
(identified cost $476,753,714)		$361,220,198

Corporate Bonds & Notes — 2.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 1.0%

Capital One Capital V, 10.25%, 8/15/39	$10,750	$10,956,529

		$10,956,529

Insurance — 0.6%

MetLife, Inc., 10.75%, 8/1/39	6,000	$6,767,502

		$6,767,502

Retail-Drug Stores — 1.0%

CVS Caremark Corp., 6.302%, 6/1/37(2)	15,000	$11,856,960

		$11,856,960

Total Corporate Bonds & Notes
(identified cost $29,172,758)		$29,580,991

Short-Term Investments — 3.3%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(5)	$36,731	$36,731,240

Total Short-Term Investments
(identified cost $36,731,240)		$36,731,240

Total Investments — 128.5%
(identified cost $1,267,592,840)		$1,434,128,787

Other Assets, Less Liabilities — (28.5)%		$(317,953,420)

Net Assets — 100.0%		$1,116,175,367

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Variable rate security. The stated interest rate represents the rate in effect at August 31, 2009.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2009, the aggregate value of these securities is $129,985,690 or 11.6% of the Fund’s net assets.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(4)	Defaulted security.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2009.

Country Concentration of Portfolio

	Percentage of
Country	Total Investments	Value

United States	57.8%	$828,881,888
United Kingdom	8.5	121,202,208
France	6.6	94,740,059
Switzerland	4.9	69,937,929
Germany	4.4	63,442,846
Australia	2.8	39,852,481
Brazil	2.6	37,459,500
Sweden	2.6	36,923,565
Finland	1.7	24,611,453
Bermuda	1.6	23,399,303
Canada	1.5	20,788,820
Italy	1.4	19,958,845
Netherlands	1.0	14,812,168
Norway	1.0	14,378,560
Mexico	0.8	12,083,500
Spain	0.6	8,778,000
South Africa	0.1	2,116,199
Greece	0.1	749,013
Iceland	0.0	12,450

Total Investments	100.0%	$1,434,128,787

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,230,861,600)	$1,397,397,547
Affiliated investment, at value (identified cost, $36,731,240)	36,731,240
Foreign currency, at value (identified cost, $751,227)	754,280
Dividends and interest receivable	5,917,419
Receivable for investments sold	13,899,695
Tax reclaims receivable	2,690,131

Total assets	$1,457,390,312

Liabilities

Notes payable	$340,000,000
Payable to affiliate:
Investment adviser fee	842,310
Accrued expenses	372,635

Total liabilities	$341,214,945

Net Assets	$1,116,175,367

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 72,835,900 shares issued and outstanding	$728,359
Additional paid-in capital	1,382,213,413
Accumulated net realized loss	(441,043,394)
Accumulated undistributed net investment income	7,624,745
Net unrealized appreciation	166,652,244

Net Assets	$1,116,175,367

Net Asset Value

($1,116,175,367 ÷ 72,835,900 common shares issued and outstanding)	$15.32

Statement of Operations

For the Year Ended
August 31, 2009

Investment Income

Dividends (net of foreign taxes, $5,672,691)	$108,927,213
Interest	1,155,609
Interest income allocated from affiliated investment	618,765
Expenses allocated from affiliated investment	(247,756)

Total investment income	$110,453,831

Expenses

Investment adviser fee	$12,087,496
Trustees’ fees and expenses	50,933
Custodian fee	422,726
Transfer and dividend disbursing agent fees	24,817
Legal and accounting services	132,319
Printing and postage	261,846
Interest expense and fees	10,188,470
Miscellaneous	143,476

Total expenses	$23,312,083

Deduct —
Reduction of investment adviser fee	$2,256,117
Reduction of custodian fee	1,149

Total expense reductions	$2,257,266

Net expenses	$21,054,817

Net investment income	$89,399,014

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(304,460,396)
Foreign currency transactions	1,159,117

Net realized loss	$(303,301,279)

Change in unrealized appreciation (depreciation) —
Investments	$(334,374,977)
Foreign currency	240,482

Net change in unrealized appreciation (depreciation)	$(334,134,495)

Net realized and unrealized loss	$(637,435,774)

Net decrease in net assets from operations	$(548,036,760)

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	August 31, 2009	August 31, 2008

From operations —
Net investment income	$89,399,014	$161,017,582
Net realized loss from investment and foreign currency transactions	(303,301,279)	(109,015,769)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(334,134,495)	(332,633,996)
Distributions to preferred shareholders
From net investment income	—	(20,059,122)

Net decrease in net assets from operations	$(548,036,760)	$(300,691,305)

Distributions to common shareholders —
From net investment income	$(107,039,638)	$(136,072,028)

Total distributions to common shareholders	$(107,039,638)	$(136,072,028)

Net decrease in net assets	$(655,076,398)	$(436,763,333)

Net Assets Applicable to Common Shares

At beginning of year	$1,771,251,765	$2,208,015,098

At end of year	$1,116,175,367	$1,771,251,765

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$7,624,745	$26,464,096

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	August 31, 2009

Net decrease in net assets from operations	$(548,036,760)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,103,519,287)
Investments sold	1,430,398,735
Decrease in short-term investments, net	60,540,627
Net accretion/amortization of premium (discount)	(25,784)
Increase in dividends and interest receivable	(660,200)
Decrease in interest receivable from affiliated investment	182,349
Decrease in receivable for investments sold	20,733,798
Increase in tax reclaims receivable	(938,101)
Decrease in prepaid expenses	433
Decrease in payable for investments purchased	(37,625,604)
Decrease in payable to affiliate for investment adviser fee	(375,240)
Decrease in accrued expenses	(207,657)
Net change in unrealized (appreciation) depreciation from investments	334,374,977
Net realized loss from investments	304,460,396
Return of capital distributions from investments	8,491,236

Net cash provided by operating activities	$467,793,918

Cash Flows From Financing Activities

Cash distributions paid to common shareholders, net of reinvestments	$(107,039,638)
Repayments of notes payable	(360,000,000)

Net cash used in financing activities	$(467,039,638)

Net increase in cash*	$754,280

Cash at beginning of year	$—

Cash at end of year(1)	$754,280

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$10,324,203

(1) Balance includes foreign currency, at value.

*  Includes net change in unrealized appreciation (depreciation) on foreign currency of $3,053.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended August 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year (Common shares)	$24.320	$30.310	$26.910	$24.860	$21.140

Income (Loss) From Operations

Net investment income(1)	$1.227	$2.211	$2.158	$2.118	$1.757
Net realized and unrealized gain (loss)	(8.757)	(6.058)	3.369	1.890	3.550
Distributions to preferred shareholders from net investment income	—	(0.275)	(0.437)	(0.394)	(0.239)

Total income (loss) from operations	$(7.530)	$(4.122)	$5.090	$3.614	$5.068

Less Distributions to Common Shareholders

From net investment income	$(1.470)	$(1.868)	$(1.690)	$(1.564)	$(1.348)

Total distributions to common shareholders	$(1.470)	$(1.868)	$(1.690)	$(1.564)	$(1.348)

Net asset value — End of year (Common shares)	$15.320	$24.320	$30.310	$26.910	$24.860

Market value — End of year (Common shares)	$13.920	$21.050	$27.130	$25.550	$21.690

Total Investment Return on Net Asset Value(2)	(28.38)%	(13.61)%	19.72%	15.66%	26.05%

Total Investment Return on Market Value(2)	(24.81)%	(16.46)%	12.87%	25.88%	21.59%

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended August 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$1,116,175	$1,771,252	$2,208,015	$1,960,096	$1,810,822
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	1.07%	0.98%	0.99%	1.04%	1.08%
Interest and fee expense(5)	0.99%	0.41%	—	—	—
Total expenses	2.06%	1.39%	0.99%	1.04%	1.08%
Net investment income	8.66%	7.74%	7.23%	8.28%	7.55%
Portfolio Turnover	76%	96%	41%	67%	54%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	0.77%	0.73%	0.75%	0.76%	0.77%
Interest and fee expense(5)	0.70%	0.31%	—	—	—
Total expenses	1.47%	1.04%	0.75%	0.76%	0.77%
Net investment income	6.16%	5.79%	5.47%	6.02%	5.34%

Senior Securities:
Total notes payable outstanding (in 000’s)	$340,000	$700,000	$—	$—	$—
Asset coverage per $1,000 of notes payable(6)	$4,283	$3,530	$—	$—	$—
Total preferred shares outstanding	— (7)	— (7)	28,000	28,000	28,000
Asset coverage per preferred share(8)	$— (7)	$— (7)	$103,868	$95,030	$89,681
Involuntary liquidation preference per preferred share(8)	$— (7)	$— (7)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$— (7)	$— (7)	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares (see Note 7).

(6)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(7)	The Fund’s preferred shares were fully redeemed during the year ended August 31, 2008.

(8)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(9)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $203,627,783 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2013 ($495,600), August 31, 2014 ($19,534,062), August 31, 2016 ($2,183,068) and August 31, 2017 ($181,415,053).

Additionally, at August 31, 2009, the Fund had a net capital loss of $237,305,210 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2010.

As of August 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended August 31,
	2009	2008

Distributions declared from:
Ordinary income	$107,039,638	$156,131,150

During the year ended August 31, 2009, accumulated net realized loss was decreased by $1,198,727 and accumulated undistributed net investment income was decreased by $1,198,727 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts, premium amortization and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$8,461,379
Capital loss carryforward and post October losses	$(440,932,993)
Net unrealized appreciation	$165,705,209

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization and investments in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates as daily gross assets exceed $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s investment adviser fee. For the year ended August 31, 2009, the Fund’s investment adviser fee totaled $12,327,298 of which $239,802 was allocated from Cash Management and $12,087,496 was paid or accrued directly by the Fund. For the year ended August 31, 2009, the investment adviser fee was equivalent to 0.85% of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Such reimbursement will be reduced by an amount, if any, by which the annual effective advisory fee rate is less than 0.85% of the Fund’s average daily gross assets. The Fund concluded its first five full years of operations on September 30, 2008. Pursuant to this agreement, EVM reimbursed $2,256,117 of expenses for the year ended August 31, 2009.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,103,519,287 and $1,430,398,735, respectively, for the year ended August 31, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the years ended August 31, 2009 and August 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,268,539,875

Gross unrealized appreciation	$295,062,920
Gross unrealized depreciation	(129,474,008)

Net unrealized appreciation	$165,588,912

7   Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allows it to borrow up to

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

$700 million over a rolling 180 calendar day period. Interest is charged at a rate above 3-month LIBOR (1-month LIBOR prior to January 1, 2009) and is payable monthly. The Fund is charged a commitment fee of 0.55% (0.25% prior to January 1, 2009) per annum on the unused portion of the commitment. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At August 31, 2009, the Fund had borrowings outstanding under the Agreement of $340 million at an interest rate of 1.15%. For the year ended August 31, 2009, the average borrowings under the Agreement and the average interest rate were $418,041,096 and 2.08%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective September 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets	Other		Significant
	for Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$38,711,500	$—		$—	$38,711,500
Consumer Staples	80,825,225	70,079,922		—	150,905,147
Energy	179,697,250	39,658,928		—	219,356,178
Financials	—	14,765,623		—	14,765,623
Health Care	44,402,360	41,530,615		—	85,932,975
Industrials	30,936,640	7,384,489		—	38,321,129
Information Technology	61,030,200	9,595,667		—	70,625,867
Materials	67,425,800	12,782,814		—	80,208,614
Telecommunication Services	55,293,937	66,800,355		—	122,094,292
Utilities	73,927,070	111,747,963		—	185,675,033

Total Common Stocks	$632,249,982	$374,346,376	*	$—	$1,006,596,358

Preferred Stocks
Consumer Staples	$—	$8,071,058		$—	$8,071,058
Energy	—	10,954,500		—	10,954,500
Financials	115,438,254	221,456,386		—	336,894,640
Utilities	5,300,000	—		—	5,300,000

Total Preferred Stocks	$120,738,254	$240,481,944		$—	$361,220,198

Corporate Bonds & Notes	$—	$29,580,991		$—	$29,580,991
Short-Term Investments	36,731,240	—		—	36,731,240

Total Investments	$789,719,476	$644,409,311		$—	$1,434,128,787

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Securities

Balance as of August 31, 2008	$0	*
Realized gains (losses)	0
Change in net unrealized appreciation (depreciation)*	0
Net purchases (sales)	(0)
Net transfers to (from) Level 3	—

Balance as of August 31, 2009	$—

*	All Level 3 assets held at August 31, 2008 were valued at $0.

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended August 31, 2009, events and transactions subsequent to August 31, 2009 through October 16, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance
Tax-Advantaged Dividend Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”), including the portfolio of investments, as of August 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 16, 2009

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $95,880,295 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2009 ordinary income dividends, 38.86% qualifies for the corporate dividends received deduction.

Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2009

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on June 19, 2009. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty as Class I Trustee for a one-year term expiring in 2010 and Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2012.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Benjamin C. Esty	65,515,292	2,794,503
Ronald A. Pearlman	65,422,925	2,886,870
Helen Frame Peters	65,468,629	2,841,166
Ralph F. Verni	65,508,997	2,800,798

Eaton Vance Tax-Advantaged Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Tax-Advantaged Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Dividend Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of August 31, 2009, our records indicate that there are 282 registered shareholders and approximately 61,877 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVT.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”), and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific

Eaton Vance Tax-Advantaged Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund’s advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Advantaged Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee	Until 2011. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2010. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2011. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Class III Trustee	Until 2012. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2012. 3 Years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2011. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies), and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Tax-Advantaged Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2010. 3 years. Trustee since 2003.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2012. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2008	Director of EVC, Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Martha G. Locke 6/21/52	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 53 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s corporate governance listing standards was submitted to the Exchange on June 29, 2009. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser and Administrator of
Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Dividend Income Fund
Two International Place
Boston, MA 02110

2004-10/09	CE-TADISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended August 31, 2008 and August 31, 2009 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.

Fiscal Years Ended	8/31/08	8/31/09

Audit Fees	$79,500	$77,430
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,410	$11,410
All Other Fees(3)	$1,918	$2,500
Total	$90,910	$91,340

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by the registrant’s principal accountant for the last two fiscal years of the registrant; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	8/31/08	8/31/09

Registrant	$13,328	$13,328
Eaton Vance(1)	$419,722	$419,722

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Aamer Khan, Martha G. Locke, Thomas H. Luster and Judith A. Saryan and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Khan and Luster and Mmes. Locke and Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Mr. Khan and Ms. Locke have been Eaton Vance analysts for more than five years and are Vice Presidents of EVM and BMR. Mr. Luster has been an Eaton Vance portfolio manager and analyst since 1994 and is a Vice President of EVM and BMR. He is co-head of Eaton Vance’s Investment Grade Fixed Income Group. Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Aamer Khan
Registered Investment Companies	5	$4,805.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Martha G. Locke
Registered Investment Companies	3	$3,197.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas H. Luster
Registered Investment Companies	5	$4,469.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$210.5	0	$0

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Judith A. Saryan
Registered Investment Companies**	7	$6,229.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	In millions of dollars.

**	Numbers provided include an investment company structured as a fund-of-funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio	Owned in the
Manager	Fund
Aamer Khan	None
Martha G. Locke	None
Thomas H. Luster	$10,001-$50,000
Judith A. Saryan	$10,001-$50,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Duncan W. Richardson Duncan W. Richardson President

Date:	October 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer

Date:	October 16, 2009

By:	/s/ Duncan W. Richardson Duncan W. Richardson President

Date:	October 16, 2009